UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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INNOVUS PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INNOVUS PHARMACEUTICALS, INC.
9171 Towne Centre Drive, Suite 440
San Diego, CA 92122

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Innovus Pharmaceuticals, Inc., a Nevada corporation (“Innovus” or “Company”), to be held on Monday, June 19, 2017 at 9:00 a.m., local time, at 9171 Towne Centre Drive, Coronado North Conference Room, First Floor, San Diego, California 92122. The purpose of our Annual Meeting is to do the following:

1.
To elect four members of the Board of Directors to hold office until the next annual meeting or until his or her successor has been elected and qualified, or until their earlier resignation or removal;

2.	To ratify the appointment of Hall & Company, Inc., an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2017; and
3.	To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

These matters are more fully discussed in the attached proxy statement.

Our Board of Directors has fixed the close of business on April 27, 2017 as the record date (“Record Date”) for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting. For ten days prior to the Annual Meeting, this list will also be available for inspection by stockholders, for any purpose germane to the Annual Meeting, during normal business hours at the Company’s executive offices at 9171 Towne Centre Drive, Suite 440, San Diego, California 92122.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal Nos. 1 and 2, which are described in detail in the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 19, 2017:

THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE AT HTTP://CLIENT.IRWEBKIT.COM/INNOVUSPHARMA/FILINGS?QM_PAGE=38298
By Order of the Board of Directors

/s/ Bassam Damaj
Bassam Damaj, Ph.D.
President, Chief Executive Officer and Director

San Diego, California
April 28, 2017

YOUR VOTE IS IMPORTANT

Your vote is important. Whether or not you expect to attend the Annual Meeting in person, we urge you to please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. We urge you to promptly vote your shares by signing, dating and mailing the enclosed proxy. Doing so will save the Company the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

INNOVUS PHARMACEUTICALS, INC.
9171 Towne Centre Drive, Suite 440
San Diego, CA 92122

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors of Innovus Pharmaceuticals, Inc., a Nevada corporation (the “Company”), for use at the 2017 Annual Meeting of Stockholders (“Annual Meeting”) to be held on June 19, 2017 at 9:00 a.m., local time, and at any adjournment or postponement thereof, at our corporate offices located at 9171 Towne Centre Drive, Coronado North Conference Room, First Floor, San Diego, California 92122.

Voting

The specific proposals to be considered and acted upon at our Annual Meeting are summarized in the accompanying notice (“Notice”) and are described in more detail in this proxy statement.  Stockholders of record at the close of business on April 27, 2017 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 150,535,774 shares of common stock, $0.001 par value per share, issued and outstanding. Each holder of common stock is entitled to one vote for each share held as of the Record Date.

Quorum

In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares entitled to vote must be represented at the Annual Meeting, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Required Vote for Approval

Proposal No. 1: Election of Directors. For the four nominees who receive the greatest number of votes cast at the Annual Meeting by the shares present in person or by proxy and entitled to vote will be elected.

Proposal No. 2: Ratification of Appointment of Auditors. To ratify the appointment of Hall & Company, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2017, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal.

Abstentions and Broker Non Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  If you do not give your broker or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.”

Under Nevada law and our Bylaws, each matter (other than the election of directors) is determined by the vote of the holders of a majority of the voting power present or represented by proxy. For these matters, abstentions are treated as shares present or represented by proxy, so abstentions have the same effect as negative votes. Broker non-votes, however, are not deemed to be present to represent by proxy and, therefore, do not have any effect on the outcome of these matters.

Proxies

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If you return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of four directors nominated by our Board, (ii) FOR ratification of the appointment of Hall & Company, Inc. as our independent registered public accounting firm for fiscal year 2017, and (iii) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You may revoke or change your proxy at any time before the Annual Meeting by filing with our Corporate Secretary at our principal executive offices at 9171 Towne Centre Drive, Suite 440, San Diego, California 92122, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting alone will not revoke your proxy.  If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote personally at the Annual Meeting.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice, as well as the preparation and posting of this proxy statement and any additional solicitation materials furnished to the stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation by telephone, e-mail or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail, telephone and mail.

Important Notice Regarding Availability of Proxy Materials

This proxy statement, the form of proxy card and our Annual Report on Form 10-K for the year ended December 31, 2016, are available in the SEC Filings section of our website at  http://client.irwebkit.com/innovuspharma/filings?qm_page=38298.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Bylaws provide that the Board of Directors shall consist of not less than one, nor more than nine directors, and that upon any change in the number of directors, any newly created directorships or eliminated directorships shall be apportioned by the remaining members of the Board of Directors or by stockholders. The Company’s Board of Directors currently consists of four directors, and these four directors are nominated for election at the Annual Meeting. Each nominee has confirmed that they will be able and willing to serve as a director if elected. If any of the nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors. Upon recommendation of the Board of Directors, the Board of Directors has nominated for election as directors at our Annual Meeting Drs. Bassam Damaj, Henry Esber, Ziad Mirza, and Ms. Vivian Liu.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the voting shares present or represented by proxy and entitled to vote at the Annual Meeting. The four nominees receiving the highest number of affirmative votes will be elected. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

The Board of Directors recommends that the stockholders vote “FOR” the election of Drs. Damaj, Esber and Mirza, and Ms. Liu.

The following sections sets forth certain information regarding the nominees for election as directors of the Company. Drs. Mirza and Damaj are first generation cousins. Otherwise, there are no family relationships among any of our directors or executive officers.

Name	Age	Title	Served as Director Since
Bassam Damaj, Ph.D.	48	President, Chief Executive Officer and Director	January 2013

Henry Esber, Ph.D.	78	Chairman of the Board of Directors	January 2013

Vivian Liu	55	Director	December 2011

Ziad Mirza, M.B.A., M.D.	55	Director	December 2011

Bassam Damaj, Ph.D. has served on our Board of Directors and as our President and Chief Executive Officer, since January, 2013 and as our Chief Accounting Officer from July 2015 until September 6, 2016. Before joining Innovus, Dr. Damaj served as President and Chief Executive Officer of Apricus Biosciences, Inc. (Nasdaq: APRI), a drug discovery and development company (“Apricus Bio”), from December 2009 until November 2012. Before joining Apricus Bio, Dr. Damaj was a co-founder of Bio-Quant, Inc., a pre-clinical contract services company (“Bio-Quant”) and served as the Chief Executive Officer and Chief Scientific Officer and as a member of Bio-Quant’s Board of Directors from its inception in June 2000 until its acquisition by Apricus Bio in June 2011. In addition, Dr. Damaj was the founder, Chairman, President and Chief Executive Officer of R&D Healthcare, a wholesale drug distribution company, and the co-founder of Celltek Biotechnologies, a drug discovery and services company. He also served as a member of the Board of Directors of CreAgri, Inc., a drug discovery company, and was a member of the Scientific Advisory Board of MicroIslet, Inc., a drug discovery company. Since July 2016, Dr. Damaj has been a member of the Board of Directors of Hispanica International Delights of America, Inc. (OTCQB:HISP), an ethnic food company. He is the author of the Immunological Reagents and Solutions reference book, the inventor of many patents and the author of numerous peer reviewed scientific publications. Dr. Damaj won a U.S. Congressional award for the Anthrax Multiplex Diagnostic Test in 2003. Dr. Damaj holds a Ph.D. degree in Immunology/Microbiology from Laval University and completed a postdoctoral fellowship in molecular oncology at McGill University.

Dr. Damaj’s significant experience with our business and his significant executive leadership experience, including his experience leading several pharmaceutical companies, were instrumental in his selection as a member of the Board of Directors.

Henry Esber, Ph.D. has served as a member of our Board of Directors since January 2011 and has served as Chairman of the Board since January 2013. In 2000, Dr. Esber co-founded Bio-Quant, and from 2000 to 2010, he served as its Senior Vice President and Chief Business Development Officer. Dr. Esber has more than 30 years of experience in the pharmaceutical service industry. Dr. Esber served on the Board of Directors of Apricus Bio from December 2009 to January 2013 and currently serves on the Board of Directors of several private pharmaceutical companies.   Dr. Esber holds a Ph.D. in Immunology/Microbiology from the West Virginia University School of Medicine, as well as an M.S. in Public Health and Medical Parasitology from University of North Carolina Chapel Hill. His PreMed B.S is from Norfolk College of William and Mary, now Old Dominion University.

Dr. Esber’s significant scientific background and experience was instrumental in his selection as a member of the Board of Directors.

Vivian Liu has served as a member of our Board of Directors since December 2011 and served as our President, Chief Executive Officer and Chief Financial Officer from December 2011 to January 22, 2013. Prior to that, she served as the President and Chief Executive Officer of FasTrack Pharma, (“FasTrack Pharma”), a pharmaceutical company, from January 2011 to December 2011. Ms. Liu is currently the Chief Operating Officer of Cesca Therapeutics, Inc. (“Cesca”). She has been a member of the Board of Directors of Cesca since November 2016. From February 2013 to March 2017, Ms. Liu served as Managing Director of OxOnc Services Company, an oncology development company. In 1995, Ms. Liu co-founded NexMed, Inc. a Delaware corporation (“NextMed”), which in 2010 was renamed to Apricus BioSciences, Inc. Ms. Liu was NexMed’s President and Chief Executive Officer from 2007 to 2009. Prior to her appointment as President, Ms. Liu served in several executive capacities, including Executive Vice President, Chief Operating Officer, Chief Financial Officer and Vice President of Corporate Affairs. She was appointed as a director of NexMed in 2007 and served as Chairman of its Board of Directors from 2009 to 2010. Ms. Liu has an M.P.A. from the University of Southern California and has a B.A. from the University of California, Berkeley.

Ms. Liu’s significant executive leadership experience, including her experience leading several pharmaceutical companies, as well as her membership on public company boards was instrumental in her selection as a member of the Board of Directors.

Ziad Mirza, M.B.A., MD has served as a member of our Board of Directors since December 2011 and served as Chairman of our Board of Directors from December 2011 to January 2013. He also served as FasTrack Pharma’s Acting Chief Executive Officer from March 2010 to December 2010. Since February, 2016, Dr. Mirza has been the Chief Medical Officer of HyperHeal Hyperbarics, Inc., an outpatient hyperbaric oxygen therapy company. He is the President and co-founder of Baltimore Medical and Surgical Associates. He is a Certified Medical Director of long term care through the American Medical Directors Association. He is also a Certified Physician Executive from the American College of Physician Executives. He consults for pharmaceutical companies on clinical trial design. He has an M.D. from the American University of Beirut and completed his residency at Good Samaritan Hospital in Baltimore, Maryland. He received an M.B.A. from the University of Massachusetts.  Dr. Mirza’s significant medical and scientific background was instrumental in his selection as a member of the Board of Directors.

The nominees have consented to their nomination to the Board of Directors, and will serve if elected. The Company has no reason to believe that the nominees will be unavailable to serve as directors.

There have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions material to the evaluation of the ability and integrity of any director or nominee during the past ten years.

When the accompanying proxy is properly executed and returned, the shares it represents will be voted in accordance with the directions indicated thereon. We expect the nominees to be able to serve if elected, but if the nominees notify us before this Annual Meeting that he/she is unable to do so, then the proxies will be voted for a substitute nominee or nominees.

CORPORATE GOVERNANCE, BOARD COMPOSITION AND BOARD COMMITTEES

Term of Office

Pursuant to our Bylaws, each member of our Board of Directors shall serve from the time they are duly elected and qualified, until our next Annual Meeting of Stockholders or their until death, resignation or removal from office.

Board Member Independence

Although our common stock is not yet listed on a national securities exchange, we have elected to retain the NASDAQ Stock Market Rules to determine director independence. Three of our four Board members – Drs. Henry Esber and Ziad Mirza, and Ms. Vivian Liu – are considered independent (as independence is defined by Rule 5605(a)(2) of the NASDAQ Stock Market Rules).

Board Structure

The Board does not have a policy regarding the separation of the roles of the Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interest of the Company and its stockholders to make that determination based on the position and direction of the Company and the membership of the Board, from time to time. Currently, Dr. Esber, an independent director, serves as our Chairman of the Board. Dr. Damaj currently serves as our principal executive officer and as a director.

Board Risk Oversight

Our Board administers its oversight function through both regular and special meetings and by frequent telephonic updates with our senior management. A key element of these reviews is gathering and assessing information relating to risks of our business. All business is exposed to risks, including unanticipated or undesired events or outcomes that could impact an enterprise’s strategic objectives, organizational performance and stockholder value. A fundamental part of risk management is not only understanding such risks that are specific to our business, but also understanding what steps management is taking to manage those risks and what level of risk is appropriate for us. In setting our business strategy, our Board assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk.

Board Meetings

During the fiscal year ended December 31, 2016, our Board of Directors held four meetings and approved certain actions by unanimous written consent. We expect our directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Due to the limited size of our Board of Directors, we currently do not use board committees. As a result, the board as a whole carries out the functions of audit, nominating and compensation committees.

Board Committees and Charters

Our directors also act as our Audit Committee, and performs the same functions as an audit committee, such as: recommending an independent registered public accounting firm to audit the annual financial statements, reviewing the independent registered public accounting firm’s independence, the financial statements and their audit report, and reviewing management's administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

Stockholder Communications with the Board of Directors

Our Board of Directors provides stockholders with the ability to send communications to the Board of Directors, and stockholders may do so at their convenience. In particular, stockholders may send their communications to:

Board of Directors
c/o Corporate Secretary
Innovus Pharmaceuticals, Inc.
9171 Towne Centre Drive, Suite 440
San Diego, California 92122

All communications received by the Corporate Secretary are relayed to the Board of Directors of the Company. Members of the Board of Directors are not required to attend our Annual Meetings of Stockholders.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT
OF HALL & COMPANY, INC. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017

The Board of Directors has appointed Hall & Company, Inc. as our independent registered public accounting firm for the current fiscal year ending December 31, 2017 and hereby recommends that the stockholders ratify such appointment.

The Board of Directors may terminate the appointment of Hall & Company, Inc. as the Company’s independent registered public accounting firm without the approval of the stockholders whenever the Board of Directors deems such termination necessary or appropriate.

 Representatives of Hall & Company, Inc. will be present at the Annual Meeting, or available by telephone, and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

Effective February 16, 2016, the audit partners at Hartley Moore Accountancy Corporation joined Hall & Company, Inc., and Hartley Moore Accountancy Corporation resigned as the independent registered public accounting firm of the Company, effective February 15, 2016.  The Company appointed Hall & Company, Inc. as our independent registered public accounting firm for the year ended December 31, 2015 and Hall & Company, Inc. has audited our consolidated financial statements for the years ended December 31, 2016 and 2015.

The following table presents aggregate fees for the fiscal years ended December 31, 2016, and 2015, for professional services rendered by Hall & Company, Inc. and Hartley Moore Accountancy Corporation:

	Hall & Company 2016	Hall & Company 2015	Hartley Moore 2015
Audit Fees (1)	$46,380	$12,822	$5,250
Audit-Related Fees (2)	9,185	-	-
Tax Fees	-	-	-
Other Fees	-	-	-
Total	$55,565	$12,822	$5,250

(1)
“Audit Fees” represent fees for professional services provided in connection with the audit of our annual consolidated financial statements, review of consolidated financial statements included in our quarterly reports and related services normally provided in connection with statutory and regulatory filings and engagements by Hartley Moore Accountancy Corporation and Hall & Company, Inc.

(2)	“Audit-Related Fees” represent fees for professional services provided in connection with the review of our registration statements on Forms S-8 and S-1 by Hall & Company, Inc.

The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence. There were no fees billed by or paid to our independent registered public accounting firm during the years ended December 31, 2016 and 2015 for tax compliance, tax advice or tax planning services or for financial information systems design and implementation services.

Determination of Independence

The Board of Directors has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board (“PCAOB”) Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with its auditors its independence from the Company.

Audit Committee Policies and Procedures

Pursuant to the provisions contained in our Bylaws and Articles of Incorporation, our Board of Directors performs the same functions as an audit committee. While we do not have formal written audit committee policies and procedures in place, we do adhere to accounting standards set forth by the Financial Accounting Standards Board with respect to financial reporting and discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the PCAOB.

Our Board of Directors, acting as the audit committee, pre-approves all services to be provided by Hall & Company, Inc.  All fees paid to Hall & Company, Inc. for services performed in 2016 and 2015 were pre-approved by our Board of Directors.

Required Vote and Recommendation

Ratification of the selection of Hall & Company, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Under Nevada law and our Bylaws, an abstention will have the same legal effect as a vote against the ratification of Hall & Company, Inc., and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Hall & Company, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Hall & Company, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

EXECUTIVE OFFICERS

The following table sets forth information regarding the current executive officers of the Company:

Name	Age	Title

Bassam Damaj, Ph.D.	48	Chief Executive Officer, President, Director

Randy Berholtz, M.B.A., JD	55	Executive Vice President – Corporate Development, and General Counsel

Rauly Gutierrez, CPA	32	Vice President – Finance

The Chief Executive Officer and other officers of the Company hold their respective offices at the discretion of the Board.  The background and principal occupations of each of our current executive officers are set forth below:

Bassam Damaj, Ph.D. See Dr. Damaj’s background and principal occupations under “Election of Directors” above.

Randy Berholtz, MBA, JD has served as our Executive Vice President, Corporate Development and General Counsel of the Company since January 9, 2017. He also became the Secretary of the Company at that time. Mr. Berholtz had previously been a part-time consultant for the Company from July 2013 to mid-May 2016. Mr. Berholtz was recently the founding partner of the Sorrento Valley Law Group, a healthcare and life sciences law firm. Previously, from 2011 to 2013, he was the Executive Vice President, General Counsel and Secretary of Apricus Biosciences, Inc., a biotechnology company; from 2004 to 2010, he was the Vice President, General Counsel and Secretary of the ACON Group of private U.S. and Chinese life science companies; from 2003 to 2004, he was the Chief Operating Officer and General Counsel to Inglewood Ventures, a life sciences venture capital firm; and from 2000 to 2003, he held multiple titles and rose to become the Acting General Counsel and Secretary of Nanogen, Inc., a genomics tools company. From 1992 to 2000, Mr. Berholtz was in private practice with law firms in New York and San Diego, and from 1990 to 1991, he was a law clerk to Judge Jerry E. Smith on the U.S. Court of Appeals for the Fifth Circuit. Mr. Berholtz is a member of the Board of Directors of Hispanica International Delights of America, Inc., an ethnic food company and Larada Health, Inc., a private company in the medical supply business, and is a Senior Advisor to Mesa Verde Ventures, a life sciences venture capital firm. Mr. Berholtz received his B.A. from Cornell University, his M.Litt. from Oxford University where he was a Rhodes Scholar, his J.D. from Yale University and his M.B.A. from the University of San Diego.

Rauly Gutierrez, CPA has served as our Vice President, Finance since September 23, 2016, and was appointed our principal financial and accounting officer effective April 24, 2017.  He was recently an Audit Senior Manager at KMJ Corbin & Company LLP, a regional public accounting firm. Mr. Gutierrez began his career at KMJ Corbin & Company in 2006 and mainly serviced clients in the pharmaceutical and life science industries which included multiple publicly-traded companies with market caps ranging from $50 million to $2 billion and revenues ranging from pre-revenue to $125 million.  He has a wide range of experience dealing with SEC 1933 and 1934 Act filings, including IPOs, reverse mergers, SEC comment letters, Sarbanes-Oxley Act attestation services and periodic SEC reporting requirements.  His areas of expertise include complex debt and equity transactions, such as derivatives, convertible instruments, and stock-based compensation. He also has expertise in accounting for gross-to-net revenue recognition for pharmaceutical product sales, pharmacy drug billings and in business combination transactions.  Mr. Gutierrez has led several training sessions for audit professionals in professional ethics and independence, PCAOB auditing standards and technical accounting updates. Mr. Gutierrez received his Bachelor of Science Degree in Accounting from the Leventhal School of Accounting at the University of Southern California, and is licensed as a CPA in the State of California.  He is also a member of the AICPA, CalCPA and the Association for Corporate Growth.

Indemnification of Officers and Directors

As permitted by Nevada law, we will indemnify our directors and officers against expenses and liabilities they incur to defend, settle, or satisfy any civil or criminal action brought against them on account of their being or having been Company directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation paid to the Company’s Chief Executive Officer, and the Company’s two most highly compensated executive officers other than its Chief Executive Officer, who were serving as executive officers as of December 31, 2016 and whose annual compensation exceeded $100,000 during such year (collectively the “Named Executive Officers”):

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards	Stock Unit Awards	All Other Compensation	Total
Bassam Damaj Ph D.,	2016	$532,400(2)	$-	$-	$240,000(3)	$-	$772,400
President and Chief Executive Officer, and former Chief Financial Officer (4)	2015	$484,000(2)	$-	$-	$630,000(3)	$-	$1,114,000

Robert E. Hoffman,
Executive Vice President and former Chief Financial Officer (5)	2016	$96,731	$-	$-	$675,000(3)	$-	$771,731

(1)
Our Board of Directors has not yet determined the amounts of bonuses payable to our Named Executive Officers earned in 2016. We anticipate that bonuses, if any, for 2016 will be determined by our Board of Directors by mid-May 2017.

(2)
Pursuant to the terms of a line of credit convertible debenture with Dr. Damaj (the “LOC Convertible Debenture”), Dr. Damaj agreed not to draw a salary pursuant to his employment agreement for so long as payment of such salary would jeopardize the Company’s ability to continue as a going concern and not to draw any salary accrued through December 31, 2015. Salary through June 30, 2016 was accrued for and remains unpaid as of December 31, 2016. Effective July 1, 2016, Dr. Damaj started receiving his salary in cash.

(3)	Represents the total grant date fair value, as determined under FASB ASC Topic 718, Stock Compensation, of restricted stock unit awards granted during the respective fiscal year.
(4)	Dr. Damaj served as Chief Financial Officer from July 2015 until September 6, 2016 when Mr. Robert E. Hoffman became Executive Vice President and Chief Financial Officer.
(5)	Represents Mr. Hoffman’s salary from the commencement of his employment on September 6, 2016, through December 31, 2016. Mr. Hoffman resigned from the Company effective April 21, 2017.
Employment Agreements

Bassam Damaj. On January 22, 2013, the Company entered into an employment agreement (the “Employment Agreement”) with Dr. Bassam Damaj to serve as its President and Chief Executive Officer, which was amended on January 21, 2015.

The Employment Agreement has an initial term of five years, which term will be extended by an additional year on the fourth and each subsequent anniversary.  Dr. Damaj earned a base salary of $375,000 for the first year, $440,000 in the second year and increasing a minimum of 10% per year thereafter.  Dr. Damaj’s salary will be accrued and not paid for so long as payment of such salary would jeopardize the Company’s ability to continue as a going concern, in Dr. Damaj’s sole determination. Dr. Damaj will have annual cash bonus targets equal to 75% of his base salary, based on performance objectives established by the Board of Directors, with the Board of Directors determining the amount of the annual bonus.

Dr. Damaj received 6.0 million shares of restricted common stock (“RSUs”) of common stock on January 22, 2013, of which 2.0 million shares vested immediately, and the remaining 4.0 million shares vested in eight equal quarterly installments beginning on April 1, 2013.

Upon termination of the Employment Agreement for any reason, Dr. Damaj will receive (i) a pro-rata bonus during that fiscal year based on the number of days employed during that fiscal year, and (ii) Company group medical, dental and vision insurance coverage for Dr. Damaj and his dependents for 12 months paid by the Company.

Pursuant to the Employment Agreement, if Dr. Damaj’s employment is terminated as a result of death, disability or without Cause (as defined in the Employment Agreement) or Dr. Damaj resigns for Good Reason (as defined in the Employment Agreement), Dr. Damaj or his estate, as applicable, is entitled to the following payments and benefits, provided that a mutual release of claims is executed: (1) a cash payment in an amount equal to 1.5 times his then base salary and annual target bonus amount, or two times his then base salary and annual target bonus amount if such termination occurs within 24 months of a change of control; (2) Company group medical, dental and vision insurance coverage for Dr. Damaj and his dependents for 24 months paid by the Company; and (3) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards.

For purposes of the  Employment Agreement, “Cause” generally means (1) commission of fraud or other unlawful conduct in the performance of duties for the Company, (2) conviction of or, entry into a plea of “guilty” or “no contest” to, a felony under United States federal or state law, and such felony is either work-related or materially impairs Dr. Damaj’s ability to perform services to the Company, and (3) a willful, material breach of the Employment Agreement that causes material harm to the Company, provided, however, that the Board of Directors must provide 30 days prior written notice of its intention to terminate for Cause and give Dr. Damaj the opportunity to cure or remedy such alleged Cause and present Dr. Damaj’s case to the Board of Directors and afterwards, at least 75% of the Board of Directors (except for Dr. Damaj in the event he the subject of the hearing) affirmatively determines that termination is for Cause.

For purposes of the  Employment Agreement, “Good Reason” generally means that within one year prior to the date of resigning, (1) a material diminution in Dr. Damaj’s title, authority, duties or responsibilities (for Dr. Damaj, this includes remaining a member of the Board of Directors), (2) a reduction in Dr. Damaj’s base salary or target bonus amount, (3) a change in the geographic location greater than 25 miles from the current office at which Dr. Damaj must perform his duties, (4)  the Company elects not to renew the  Employment Agreement for another term or (5) the Company materially breaches any provision of the Employment Agreement, provided, however, that Dr. Damaj must provide 30 days prior written notice of his intention to resign for Good Reason, which notice must be given within 90 days of the initial occurrence of such cause and gives the Company the opportunity to cure or remedy such alleged Good Reason.

Randy Berholtz. The Company and Mr. Berholtz entered into an employment agreement, effective, January 9, 2017 wherein Mr. Berholtz will receive an annual base salary of $280,000 as well as an annual bonus based on personal performance and as approved by the Board of Directors. The target bonus amount is 35% of his annual base salary.

Mr. Berholtz will also receive RSU’s covering 2.0 million shares of the Company’s common stock; 666,666 of which will vest after one year of employment. The remaining RSU’s will vest in eight equal quarterly installments over two years of continued service.

Upon termination of the Employment Agreement for any reason, Mr. Berholtz will receive (i) a pro-rata bonus during that fiscal year based on the number of days employed during that fiscal year, and (ii) Company group medical, dental and vision insurance coverage for Mr. Berholtz and his dependents for six months paid by the Company.

Pursuant to the Employment Agreement, if Mr. Berholtz’s employment is terminated as a result of death, disability or without Cause (as defined in the Employment Agreement) or Mr. Berholtz resigns for Good Reason (as defined in the Employment Agreement), Mr. Berholtz or his estate, as applicable, is entitled to the following payments and benefits, provided that a mutual release of claims is executed: (1) a cash payment in an amount equal to six months of his then base salary and annual target bonus amount, if such termination occurs within six months of a change of control; (2) Company group medical, dental and vision insurance coverage for Mr. Berholtz and his dependents for six months paid by the Company; and (3) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards.

For purposes of the  Employment Agreement, “Cause” generally means (1) commission of fraud or other unlawful conduct in the performance of duties for the Company, (2) conviction of or, entry into a plea of “guilty” or “no contest” to, a felony under United States federal or state law, and such felony is either work-related or materially impairs Mr. Berholtz’s ability to perform services to the Company, and (3) a willful, material breach of the Employment Agreement that causes material harm to the Company, provided, however, that the Board of Directors must provide 30 days prior written notice of its intention to terminate for Cause and give Mr. Berholtz the opportunity to cure or remedy such alleged Cause and present Mr. Berholtz’s case to the Board of Directors and afterwards, at least 75% of the Board of Directors (except for Mr. Berholtz in the event he the subject of the hearing) affirmatively determines that termination is for Cause.

For purposes of the  Employment Agreement, “Good Reason” generally means that within one year prior to the date of resigning, (1) a material diminution in Mr. Berholtz’s title, authority, duties or responsibilities (for Mr. Berholtz, this includes remaining a member of the Board of Directors), (2) a reduction in Mr. Berholtz’s base salary or target bonus amount, (3) a change in the geographic location greater than 25 miles from the current office at which Mr. Berholtz must perform his duties, (4)  the Company elects not to renew the  Employment Agreement for another term, or (5) the Company materially breaches any provision of the Employment Agreement, provided, however, that Mr. Berholtz must provide 30 days prior written notice of his intention to resign for Good Reason, which notice must be given within 90 days of the initial occurrence of such cause and gives the Company the opportunity to cure or remedy such alleged Good Reason.

Rauly Gutierrez. The Company and Mr. Gutierrez entered into an employment agreement, effective, September 23, 2016 wherein Mr. Gutierrez will receive an annual base salary of $200,000 as well as an annual bonus based on personal performance and as approved by the Board of Directors. The target bonus amount is 25% of his annual base salary.

Mr. Gutierrez received an RSU covering 1.25 million shares of the Company’s common stock; 312,500 of which will vest after one year of employment. The remaining RSU’s will vest in eight equal quarterly installments over two years of continued service.

Upon termination of the Employment Agreement for any reason, Mr. Gutierrez will receive (i) a pro-rata bonus during that fiscal year based on the number of days employed during that fiscal year, and (ii) Company group medical, dental and vision insurance coverage for Mr. Gutierrez and his dependents for six months paid by the Company.

Pursuant to the Employment Agreement, if Mr. Gutierrez’s employment is terminated as a result of death, disability or without Cause (as defined in the Employment Agreement) or Mr. Gutierrez resigns for Good Reason (as defined in the Employment Agreement), Mr. Gutierrez or his estate, as applicable, is entitled to the following payments and benefits, provided that a mutual release of claims is executed: (1) a cash payment in an amount equal to six months of his then base salary and annual target bonus amount, if such termination occurs within six months of a change of control; (2) Company group medical, dental and vision insurance coverage for Mr. Gutierrez and his dependents for six months paid by the Company; and (3) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards.

For purposes of the  Employment Agreement, “Cause” generally means (1) commission of fraud or other unlawful conduct in the performance of duties for the Company, (2) conviction of or, entry into a plea of “guilty” or “no contest” to, a felony under United States federal or state law, and such felony is either work-related or materially impairs Mr. Gutierrez’s ability to perform services to the Company, and (3) a willful, material breach of the Employment Agreement that causes material harm to the Company, provided, however, that the Board of Directors must provide 30 days prior written notice of its intention to terminate for Cause and give Mr. Gutierrez the opportunity to cure or remedy such alleged Cause and present Mr Gutierrez’s case to the Board of Directors and afterwards, at least 75% of the Board of Directors (except for Mr. Gutierrez in the event he the subject of the hearing) affirmatively determines that termination is for Cause.

For purposes of the  Employment Agreement, “Good Reason” generally means that within one year prior to the date of resigning, (1) a material diminution in Mr. Gutierrez’s title, authority, duties or responsibilities (for Mr. Gutierrez, this includes remaining a member of the Board of Directors), (2) a reduction in Mr. Gutierrez’s base salary or target bonus amount, (3) a change in the geographic location greater than 25 miles from the current office at which Mr. Gutierrez must perform his duties, (4)  the Company elects not to renew the  Employment Agreement for another term, or (5) the Company materially breaches any provision of the Employment Agreement, provided, however, that Mr. Gutierrez must provide 30 days prior written notice of his intention to resign for Good Reason, which notice must be given within 90 days of the initial occurrence of such cause and gives the Company the opportunity to cure or remedy such alleged Good Reason.

Outstanding Equity Awards at Fiscal Year-End 2016

The following table presents, for each of the Named Executive Officers, information regarding outstanding stock options held as of December 31, 2016.

			Option Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Robert E. Hoffman(1)	Sep. 30, 2013	10,500	—	$0.90	Sep. 29, 2023
	Dec. 31, 2013	10,500	—	$0.38	Dec. 30, 2023
	Mar. 31, 2014	10,500	—	$0.40	Mar. 30, 2024
	Jun. 30, 2014	10,500	—	$0.25	Jun. 29, 2024
	Sep. 30, 2014	10,500	—	$0.40	Sep. 29, 2024
	Dec. 31, 2014	10,500	—	$0.18	Dec. 30, 2024
	Mar 31, 2015	10,500	—	$0.14	Mar. 30, 2025
	Jun. 30, 2015	10,500	—	$0.12	Jun. 29, 2025
	Sep. 30, 2015	10,500	—	$0.07	Sep. 29, 2025
	Dec. 31, 2015	10,500	—	$0.07	Dec. 30, 2025
	Mar. 31, 2016	10,500	—	$0.05	Mar. 30, 2026

(1)
Represents options fully vested at grant date to Mr. Hoffman while he was a consultant to the Company, prior to being appointed Executive Vice President and Chief Financial Officer in September 2016. Mr. Hoffman resigned from the Company as of April 21, 2017.

The following table presents, for each of the Named Executive Officers, information regarding outstanding RSUs held as of December 31, 2016.

Name	Grant Date	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights
Bassam Damaj(1)	Mar. 31, 2015	375,000	$75,000
Robert E. Hoffman(2)	Sep. 6, 2016	2,500,000	$500,000

(1)	Unvested RSUs vest 125,000 per month through March 2017.

(2)
Unvested RSUs were to vest 25% on September 6, 2017 with the balance vesting ratably over eight quarters and fully vested on September 6, 2019. Mr. Hoffman resigned from his position with the Company effective April 21, 2017 and thus these RSUs were forfeited and returned to the available pool for the Amended and Restated 2016 Equity Incentive Plan.

Description of Equity Compensation Plans

2013 Equity Incentive Plan. The Company has issued common stock, restricted stock units and stock option awards to employees, non-executive directors and outside consultants under the 2013 Incentive Plan (“2013 Plan”). The 2013 Plan allows for the issuance of up to 10.0 million shares of the Company’s common stock to be issued in the form of stock options, stock awards, stock unit awards, stock appreciation rights, performance shares and other share-based awards. The exercise price for all equity awards issued under the 2013 Plan is based on the fair market value of the common stock. Currently, because the Company’s common stock is quoted on the OTCQB, the fair market value of the common stock is equal to the last-sale price reported by the OTCQB as of the date of determination, or if there were no sales on such date, on the last date preceding such date on which a sale was reported. Generally, each vested stock unit entitles the recipient to receive one share of Company common stock, which is eligible for settlement at the earliest of their termination, a change in control of the Company or a specified date. Restricted stock units can vest according to a schedule or immediately upon award. Stock options generally vest over a three-year period, first year cliff vesting with quarterly vesting thereafter on the three-year awards, and have a ten-year life. Stock options outstanding are subject to time-based vesting as described above and thus are not performance-based. As of December 31, 2016, no shares were available under the 2013 Plan.

2014 Equity Incentive Plan. The Company has issued common stock, restricted stock units and stock option awards to employees, non-executive directors and outside consultants under the 2014 Incentive Plan (“2014 Plan”). The 2014 Plan allows for the issuance of up to 20.0 million shares of the Company’s common stock to be issued in the form of stock options, stock awards, stock unit awards, stock appreciation rights, performance shares and other share-based awards. The exercise price for all equity awards issued under the 2014 Plan is based on the fair market value of the common stock. Currently, because the Company’s common stock is quoted on the OTCQB, the fair market value of the common stock is equal to the last-sale price reported by the OTCQB as of the date of determination, or if there were no sales on such date, on the last date preceding such date on which a sale was reported. Generally, each vested stock unit entitles the recipient to receive one share of Company common stock, which is eligible for settlement at the earliest of their termination, a change in control of the Company or a specified date. Restricted stock units can vest according to a schedule or immediately upon award. Stock options generally vest over a three-year period, first year cliff vesting with quarterly vesting thereafter on the three-year awards and have a ten-year life. Stock options outstanding are subject to time-based vesting as described above and thus are not performance-based. As of December 31, 2016, 146,314 shares were available under the 2014 Plan.

2016 Equity Incentive Plan. On March 21, 2016, our Board of Directors approved the adoption of the 2016 Equity Incentive Plan and on October 20, 2016 adopted the Amended and Restated 2016 Equity Incentive Plan (“2016 Plan”). The 2016 Plan was then approved by our stockholders in November 2016. A maximum of 20.0 million shares of the Company’s common stock are initially authorized for issuance and available for future grants under our 2016 Plan (the “Initial Reserve”). The number of shares of common stock authorized for issuance and available for future grants under the 2016 Plan will be increased each January 1 after the effective date of the 2016 Plan by a number of shares of common stock equal to the lesser of: (a) 4% of the number of shares of common stock issued and outstanding on a fully-diluted basis as of the close of business on the immediately preceding December 31, or (by) a number of shares of common stock set by our Board.

As of December 31, 2016, a total of 3.75 million RSUs have been granted under the 2016 Plan and 412,500 shares have been issued to consultants under the 2016 Plan. We have not yet granted stock options and stock appreciation rights under the 2016 Plan. As of December 31, 2016, 15,837,500 million shares remained issuable under the 2016 Plan.

Equity Compensation Plan Information

The following table provides information as of December 31, 2016 regarding our equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))
	(a)	(b)		(c)
Equity Compensation Plans Approved by Security Holders:

Amended and Restated 2016 Equity Incentive Plan	3,750,000	$-	(1)	15,837,500

Equity Compensation Plans Not Approved by Security Holders:

2013 Equity Incentive Plan	1,306,349	$0.22	(1)	-
2014 Equity Incentive Plan	8,055,999	$0.23	(1)	146,314

Total	13,112,348	$0.22	(1)	15,983,814

(1)	Excludes outstanding RSUs, which have no associated exercise price.

DIRECTOR COMPENSATION

We currently have four directors. Our director compensation plan provides that each non-employee director of the Company is to receive quarterly compensation of $3,000, which is paid in RSUs. In addition, the Chairman of the Board of Directors is entitled to receive an additional $3,000 in quarterly compensation paid in RSUs.

The following table sets forth summary information concerning the total compensation paid to our non-employee directors in 2016 for services to the Company.
Name	Fees Earned or Paid in Cash	Stock Awards	Stock Unit Awards (1) (2)	Total
Henry Esber, Ph.D.	$-	$-	$57,333	$57,333
Vivian Liu	-	-	45,333	45,333
Ziad Mirza, MBA, M.D.	-	-	45,333	45,333
Total	$-	$-	$147,999	$147,999

(1)	Represents the total grant date fair value, as determined under FASB ASC Topic 718, Stock Compensation, of RSU awards granted during the respective fiscal year.

(2)
Includes an award of 833,333 RSUs granted to each of the directors on January 29, 2016 under the 2014 Plan in connection with the acquisition of Beyond Human® assets. One-half of the RSUs were vested upon grant and the remaining RSUs vested upon the closing of the Beyond Human® acquisition on March 1, 2016.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Related Persons

Other than the following transactions, there has not been, nor currently are there proposed, any transactions or series of similar transactions in which we were or are to be a participant and the amount involved exceeds or will exceed the lesser of $120,000 or 1% of the average of our total assets  as of  December 31, 2016 and 2015, and in which any of our directors, executive officers, holders of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

Related Party Financings

We have raised capital in various financing transactions in which related parties have been involved, and we have issued our securities to those related parties. The table below sets forth the principal amount of the related party debt we issued in January 2012 to related parties and the number of shares of our common stock we issued to such related parties upon conversion of such debentures in February 2014, or other related party indebtedness since 2014.

	Outstanding Principal and Interest at date of conversion or repayment	Common Stock Issued on date of conversion	Original Principal Amount (in U.S. dollars)
Related Party Debt Converted during 2014:
Line of Credit:
Bassam Damaj, Ph.D., President and Chief Executive and Former Principal Financial Officer (1) – Repaid	$476,165	1,190,411	$452,728

January 2012 Debentures:
Vivian Liu, Board Member	$58,405	146,014	$50,000

Ziad Mirza, M.D., Board Member	$5,841	14,601	$5,000

Henry Esber, Ph.D., Chairman of the Board	$15,185	31,964	$13,000

January 2013 Debenture:
Henry Esber, Ph.D., Chairman of the Board	$76,122	190,304	70,000

Related Party Debt Converted or Repaid during 2015:
Line of Credit:
Bassam Damaj, Ph.D., President and Chief Executive and Former Principal Financial Officer (1) – Repaid	$15,000	N/A	$424,192

Henry Esber, Ph.D., Chairman of the Board – Converted	$75,000	468,750	$75,000

Related Party Debt Repaid during 2016:
Line of Credit:
Bassam Damaj, Ph.D., President and Chief Executive and Former Principal Financial Officer (1) – Repaid	$472,879	N/A	$409,192

Note Payable:
Bassam Damaj, Ph.D., President and Chief Executive and Former Principal Financial Officer (1) – Repaid	$29,986	N/A	$25,000

(1)	Dr. Damaj served as Chief Financial Officer from July 2015 until September 6, 2016 when Mr. Robert E. Hoffman became Executive Vice President and Chief Financial Officer.

Dr. Damaj, our President and Chief Executive Officer, was the holder of the LOC Convertible Debenture. During 2016 and 2015, we borrowed approximately $0 and $50,000, respectively, from related parties.  We recognized total interest expense on related party financings, including amortization of the debt discount, of $38,594 and $191,726 for the years ended December 31, 2016 and 2015, respectively. At December 31, 2016, there was no related party line of credit, debentures or notes payable outstanding.

OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
 AND RELATED STOCKHOLDER MATTERS

The following table presents information, to the best of our knowledge, about the beneficial ownership of our common stock on April 28, 2017 by those persons known to beneficially own more than 5% of our capital stock, by each of our directors and named executive officers and all of our directors and current executive officers as a group. The percentage of beneficial ownership for the following table is based on 150,535,774 shares of common stock outstanding as of April 28, 2017.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days after April 28, 2017 pursuant to options, warrants, restricted stock units, conversion privileges or other rights. The percentage of ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the SEC, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

NAME OF OWNER (1)	SHARES BENEFICIALLY OWNED (2)	PERCENTAGE OF COMMON STOCK (3)
5% Stockholders
Novalere Holdings LLC 151 Treemont Street, Penthouse Boston, MA 02111	25,617,592	17.02%

Directors and Named Executive Officers:
Bassam Damaj, Ph.D. (4)	23,703,347	15.35%
Robert E. Hoffman (5)	395,603	*
Randy Berholtz, M.B.A., JD (6)	175,000	*
Rauly Gutierrez, CPA (7)	-	*
Henry Esber, Ph.D. (8)	1,853,109	1.22%
Vivian Liu (9)	2,439,780	1.60%
Ziad Mirza, M.B.A., M.D. (10)	2,013,044	1.32%
Officers and Directors as a Group (7 persons)	30,579,883	19.14%
    * Represents less than 1%

(1)
Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o Innovus Pharmaceuticals, Inc., 9171 Towne Centre Drive, Suite 440, San Diego, California 92122.

(2)
Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of April 28, 2017 are deemed outstanding for computing the percentage of the owner’s holding such option or warrant but are not deemed outstanding for computing the percentage of any other owner.

(3)	Percentage based upon 150,535,774 shares of common stock issued and outstanding as of April 28, 2017.
(4)	Includes 3,875,000 shares of common stock issuable upon conversion of vested RSUs within 60 days after April 28, 2017 and 129,393 shares of common stock held by Dr. Damaj’s spouse.

(5)
Includes 115,500 shares of common stock issuable upon exercise of stock options within 60 days after April 28, 2017. Mr. Hoffman resigned from his position as Executive Vice President and Chief Financial Officer effective April 21, 2017.

(6)	Includes 175,000 shares of common stock issuable upon conversion of vested RSUs within 60 days after April 28, 2017.
(7)	Mr. Gutierrez, our Vice President, Finance, was appointed as the principal financial and accounting officer of the Company effective April 24, 2017.
(8)	Includes 1,853,109 shares of common stock issuable upon conversion of vested RSUs within 60 days after April 28, 2017.
(9)	Includes 1,595,097 shares of common stock issuable upon conversion of vested RSUs within 60 days after April 28, 2017.
(10)	Includes 1,595,097 shares of common stock issuable upon conversion of vested RSUs within 60 days after April 28, 2017.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater-than-ten-percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that as of December 31, 2016, all required Section 16(a) forms have been filed and none were delinquent except for those Form 4s for Drs. Henry Esber and Ziad Mirza, and Ms. Vivian Liu that should have been filed on April 1, 2016 and July 1, 2016 but were filed on July 15, 2016 and those Form 4s for the same three individuals that should have been filed on October 1, 2016 but were filed on November 24, 2016.

ADDITIONAL INFORMATION

Deadline for Receipt of Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be presented at our 2018 Annual Meeting of Stockholders and included in our Proxy Statement and form of proxy relating to that annual meeting must be received by us at our principal executive offices at 9171 Towne Centre Drive, Suite 440, San Diego, California 92122, addressed to our Corporate Secretary, not later than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. These proposals must comply with applicable Nevada law, the rules and regulations promulgated by the SEC and the procedures set forth in our Bylaws.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Code of Ethics and Business Conduct

We have adopted a code of ethics that applies to all of our executive officers, directors and employees. Code of ethics codifies the business and ethical principles that govern all aspects of our business. This document will be made available in print, free of charge, to any stockholder requesting a copy in writing from the Company, and is available on our corporate website at www.innovuspharma.com. A form of the code of conduct and ethics was filed as Exhibit 14.1 to our Annual Report on Form 10-K for December 31, 2016.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Corporate Secretary at 9171 Towne Centre Drive, Suite 440, San Diego, California 92122, or by calling 858-964-5123. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

Other Matters

At the date of this proxy statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Board of Directors invites you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please submit your vote by internet, telephone or mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE READ THE PROXY STATEMENT AND THEN VOTE BY MAIL AS PROMPTLY AS POSSIBLE.  VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

San Diego, California April 28, 2017	By Order of the Board of Directors
/s/ Henry Esber, Ph. D.
Chairman

INNOVUS PHARMACEUTICALS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Annual Meeting of Stockholders June 19, 2017, 9:00AM
CONTROL ID:
REQUEST ID:

The undersigned appoints Henry Esber, Ph.D, Chairman of Innovus Pharmaceuticals, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the Annual Meeting of Stockholders of Innovus Pharmaceuticals, Inc. to be held June 19, 2017 beginning at 9:00 a.m., Local Time, at 9171 Towne Centre Drive, Coronado North Conference Room, First Floor, San Diego, California 92122 and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement to Stockholders dated April 28, 2017, a copy of which has been received by the undersigned, as follows:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/INNV
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF INNOVUS PHARMACEUTICALS, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Directors: The Board of Directors recommends a vote FOR nominees.	☐	☐
	Basam Damaj, Ph.D.			☐
	Henry Esber, Ph.D.			☐	CONTROL ID:
	Vivian Liu			☐	REQUEST ID:
	Ziad Mirza, M.B.A., MD			☐
Proposal 2		FOR	AGAINST	ABSTAIN
	The ratification of Hall & Company, Inc. as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2017	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
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IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2017

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)